UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2025 (March 27, 2025)

PepGen Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41374	85-3819886
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 Harrison Avenue 8th Floor
Boston, Massachusetts		02118
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 781 797-0979

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	PEPG	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 27, 2025, the Board of Directors (the “Board”) of PepGen Inc. (“PepGen” or the “Company”), on the recommendation of the Nominating and Corporate Governance Committee of the Board, unanimously appointed Mitchell Finer, Ph.D. and Lisa Wyman to fill newly created vacancies on the Board resulting from the expansion of the number of members of the Board from six to eight. Dr. Finer was appointed as a Class III director of the Company, to serve in such capacity until the annual meeting of the Company’s stockholders in 2025 or until his earlier resignation, death or removal and Ms. Wyman was appointed as a Class I director of the Company, to serve in such capacity until the annual meeting of the Company’s stockholders in 2026 or until her earlier resignation, death or removal.

Dr. Finer co-founded Oncorus, Inc. (NASDAQ: ONCR) and served as a member of its board from January 2016 to June 2023, including as Chairman, and from January 2016 until June 2018 he served as the Chief Executive Officer and Chief Scientific Officer. Dr. Finer was an Executive Partner at MPM Capital, Inc. from August 2015 to October 2023. He currently serves as a strategic advisor at ElevateBio LLC, where he was a member of the board of directors from May 2019 to May 2024 and previously served as President of Research and Development from January 2022 to May 2024, Chief Scientific Officer from May 2019 to December 2021, and President of ElevateBio BaseCamp, Inc. from May 2019 to December 2021. Dr. Finer was the Chief Executive Officer of LifeEDIT Technologies Incorporated from November 2020 to May 2024, where he also served on the board of directors from November 2020 to May 2024. He was the Chief Scientific Officer of bluebird bio, Inc. (NASDAQ: BLUE) from 2010 until 2015. Dr. Finer co-founded Adverum Biotechnologies, Inc. and CODA Biotherapeutics, Inc., where he served as interim Chief Executive Officer from April 2017 to July 2018 and was a member of the board of directors of CODA Biotherapeutics from January 2017 to October 2022. He was also a co-founder and a member of the board of directors of TCR Therapeutics (NASDAQ: TCRR) from 2015-2019. Dr. Finer received a Ph.D. in Biochemistry and Molecular Biology from Harvard University and a B.A. in Biochemistry and Bacteriology from the University of California, Berkeley. He completed a postdoctoral fellowship at the Whitehead Institute for Biomedical Research.

Ms. Wyman currently serves as Chief Technical and Quality Officer at Scholar Rock (NASDAQ: SRRK) since January 2025. Previously, Ms. Wyman served as Chief Technical Operations Officer and Chief Digital Officer at Generate:Biomedicines from March 2024 to January 2025, and as Senior Vice President, Technical Operations from September 2022 to March 2024. At Acceleron Pharma Inc. (previously, NASDAQ: XLRN), she held several positions, including Senior Vice President, Technical Operations from June 2020 to September 2022, Vice President, Technical Operations from October 2019 to July 2020, and Vice President, Quality from January 2019 to October 2019. From December 2017 to January 2019, Ms. Wyman served as Head of GxP at Mersana Therapeutics, Inc. (NASDAQ: MRSN). From October 2011 until December 2017, she held various roles of increasing responsibility at Shire plc, a publicly-held commercial-stage specialty biopharmaceutical company acquired by Takeda Pharmaceutical Company in 2019. She has been a board member at NewAge Industries, Inc. since August 2022. Ms. Wyman received an M.S. in Engineering Management from Tufts University and a B.S. in Biology from Ithaca College.

Each of Dr. Finer and Ms. Wyman will be compensated for their service as a non-employee director in accordance with the Company’s Non-Employee Director Compensation Policy, as amended and/or restated from time to time, and will receive an initial option award to purchase 26,000 shares of the Company’s common stock, pursuant to the Company’s 2022 Stock Option and Incentive Plan, as amended and/or restated from time to time, one-third of which will vest on the first anniversary of their election to the Board, and the remainder will vest ratably in equal monthly installments over the remaining two years, subject to their continued service on the Board. As a non-employee director, each of Dr. Finer and Ms. Wyman are also entitled to receive an annual cash retainer of $40,000 for serving as a member of the Board.

Each of Dr. Finer and Ms. Wyman has no family relationship with any of the executive officers or directors of the Company. There are no arrangements or understandings between each of Dr. Finer and Ms. Wyman and any other person pursuant to which they were appointed as directors of the Company.

In connection with Dr. Finer’s and Ms. Wyman’s election to the Board, each of Dr. Finer and Ms. Wyman has entered into the Company’s standard form of indemnification agreement, a copy of which was filed as Exhibit 10.5 to the Company’s Registration Statement on Form S-1 (File No. 333-264335) filed with the Securities and Exchange Commission on May 2, 2022. Pursuant to the terms of the indemnification agreement, the Company may be required, among other things, to indemnify Dr. Finer and Ms. Wyman for some expenses, including attorneys’ fees, judgments, fines, penalties, excise taxes and settlement amounts actually and reasonably incurred by them in any action or proceeding arising out of their service as one of the Company’s directors.

A copy of the Company’s press release announcing the appointment of Dr. Finer and Ms. Wyman is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release dated March 31, 2025
104	Cover page interactive data file (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPGEN INC.

Date:	March 31, 2025	By:	/s/ Noel Donnelly
Noel Donnelly, Chief Financial Officer